SUB-ITEM 77Q1(e)

A copy of Investment Advisory Agreement between Registrant and Adalta Capital Management LLC regarding Adalta International Fund, Exhibit(d)(34) to the Registrant's Registration Statement on Form N-1A, is incorporated by reference as filed via EDGAR in Post-Effective Amendment No. 551 on September 29, 2016, accession number 0001435109-16-002085.